                                                                     Exhibit (i)

                                     PLAN A

                                    EXHIBIT C

                      NUVEEN OPEN-END AND CLOSED-END FUNDS
                   DEFERRED COMPENSATION PLAN FOR INDEPENDENT
                             DIRECTORS AND TRUSTEES

                              DEFERRAL CHANGE FORM

I.   CHANGE OF DEFERRAL PERIOD

Under the Plan, you may change the date to which Deferrals (plus applicable investment return) are to be deferred. Your election shall specify that distribution be deferred to (a) a specific date (which must be at least three years after the date of this election), (b) the beginning of the month, quarter or year following your Separation from Service, or (c) the earlier of a specific date or the beginning of the month, quarter or year following your Separation from Service; provided that distribution from your Deferral Account must in any event begin no later than the fifth anniversary of your Separation from Service.

Current deferral period: ___________________________________

Compensation deferred under the Plan is currently to be deferred until: XXXXX.

Changes to current deferral period: _________________________

I hereby make the following elections regarding my Deferrals under the Plan (choose one):

[ ]  The compensation I elect to defer under the Plan is to be deferred until
     _________________________. (MM/DD/YYYY)

[ ] The compensation I elect to defer under the Plan is to be deferred until (choose one)

     [ ]  the first day of the month,

     [ ]  first day of the calendar year, or

     [ ]  fifth anniversary

     following my Separation from Service.

[ ] The compensation I elect to defer under the Plan is to be deferred until the earlier of

     (i)  _________________________, (MM/DD/YYYY) or

     (ii.) the beginning of the first

          [ ]  month,

          [ ]  quarter, or

          [ ]  year

          following my Separation from Service.

                                     PLAN A

II.  FORM OF DISTRIBUTION

You may change the form of distribution, which may be either (a) a lump sum or
(b) equal annual installments over five years (may be paid to you quarterly).

Current form of distribution for this Plan: _________________________________

Distributions from this Plan are to be made in the form of: XXXX.

Changes to current form of distribution: ___________________________________

My distributions from the Plan are to be in the form of (choose one):

     [ ]  a lump sum; or

     [ ]  annual installments over five (5) years; or

     [ ]  quarterly installments over five (5) years.

I understand that the amounts held in the Deferral Account shall remain the general assets of the Fund in which those amounts are held and that, with respect to the payment of such amounts, I am merely a general unsecured creditor of that Fund. I may not sell, encumber, pledge, assign or otherwise alienate the amounts held under the Deferral Account.

I hereby agree that the terms of the Plan are incorporated herein and are made a part hereof.


                                        ----------------------------------------
                                        PARTICIPANT

                                        ----------------------------------------
                                        Date

Accepted by Administrator:


-------------------------------------   ----------------------------------------
Administrator                           Date

                                     PLAN A

                                    EXHIBIT D

                      NUVEEN OPEN-END AND CLOSED-END FUNDS
                   DEFERRED COMPENSATION PLAN FOR INDEPENDENT
                             DIRECTORS AND TRUSTEES

                             RETURN DESIGNATION FORM

Under the Deferred Compensation Plan for Independent Directors and Trustees (the "Plan"), I hereby elect that the return on my Deferral Account under the Plan be computed as if the Deferral Account was invested in the following Eligible Fund(s):

REALLOCATE MONEY AMONG EXISTING FUNDS

                                                 Redistribute EXISTING balances:

                                             Current     Current %     New % of
Name of Eligible Fund                       Balance*   of Portfolio   Portfolio
---------------------                       --------   ------------   ---------
All-American Municipal Bond Fund              $0.00         0%           __%
Balanced Stock and Bond Fund                  $0.00         0%           __%
ICAP Large-Cap Value Fund                     $0.00         0%           __%
Intermediate Duration Municipal Bond Fund     $0.00         0%           __%
NWQ Global Value Fund                         $0.00         0%           __%
NWQ International Value Fund                  $0.00         0%           __%
NWQ Multi-Cap Value Fund                      $0.00         0%           __%
NWQ Small-Cap Fund                            $0.00         0%           __%
NWQ Value Opportunities Fund                  $0.00         0%           __%
Rittenhouse Growth Fund                       $0.00         0%           __%
                                              -----       ---           ---
Total                                         $0.00         0%           __%
                                              =====       ===           ===

*    Balance as of [XXXXX].

I realize that the designation included on this Form shall be effective until I have filed another valid Return Designation Form with the Administrator. If (a) I make no written designation, (b) the written designation is unclear or (c) less than 100% of my Deferral Account is covered by this election, then my Deferral Account shall not be changed until I provide the Administrator with appropriate instructions.

This form must be delivered to the Administrator by: XX/XX/XXXX.


                                        ----------------------------------------
                                        PARTICIPANT

                                        ----------------------------------------
                                        Date

Accepted by Administrator:


-------------------------------------   ----------------------------------------
Administrator                           Date

                                     PLAN A

                                    EXHIBIT E

                      NUVEEN OPEN-END AND CLOSED-END FUNDS
                   DEFERRED COMPENSATION PLAN FOR INDEPENDENT
                             DIRECTORS AND TRUSTEES

                          BENEFICIARY DESIGNATION FORM

Under the Deferred Compensation Plan for Independent Directors and Trustees (the "Plan"), I hereby make the following beneficiary designations:

I.   PRIMARY BENEFICIARY

I hereby select the following as my primary Beneficiary(-ies) to receive at my death, in accordance with the Plan, the amounts held in my Deferral Account under the Plan. In the event I am survived by more than one primary Beneficiary, such primary Beneficiaries shall share equally in the distribution of my Deferral Account unless I indicate otherwise on an attachment to this form:

[ ]  My estate.

[ ]  The trustee or trustees of
     __________________________________________________
     (provide name and date of trust)

[ ]  The following individuals:

     a. ________________________________________________________________________
        Name                                                      (Relationship)

        ________________________________________________________________________
        Address

        ____________________________________________________________/___________
        City                State             Zip                    SSN

     b. ________________________________________________________________________
        Name                                                      (Relationship)

        ________________________________________________________________________
        Address

        ____________________________________________________________/___________
        City                State             Zip                    SSN

Please include an attachment to this form if you wish to select additional primary Beneficiaries.

                                     PLAN A

II.  SECONDARY BENEFICIARY

In the event I am not survived by any primary Beneficiary, I hereby appoint the following as secondary Beneficiary(-ies) to receive at my death, in accordance with the Plan, the amounts held in my deferral account under the Plan. In the event I am survived by more than one secondary Beneficiary, such secondary Beneficiaries shall share equally in the distribution of my Deferral Account unless I indicate otherwise on an attachment to this form:

[ ]  My estate.

[ ]  The trustee or trustees of
     __________________________________________________
    (provide name and date of trust)

[ ]  The following individuals:

     a. ________________________________________________________________________
        Name                                                      (Relationship)

        ________________________________________________________________________
        Address

        ____________________________________________________________/___________
        City                State             Zip                    SSN

     b. ________________________________________________________________________
        Name                                                      (Relationship)

        ________________________________________________________________________
        Address

        ____________________________________________________________/___________
        City                State             Zip                    SSN

Please include an attachment to this form if you wish to select additional primary Beneficiaries.

I understand that if I am not survived by any primary or secondary Beneficiary, my Beneficiary shall be as set forth under the Plan.


                                        ----------------------------------------
                                        PARTICIPANT

                                        ----------------------------------------
                                        Date

Accepted by Administrator:


-------------------------------------   ----------------------------------------
Administrator                           Date

                                     PLAN A

                                    EXHIBIT F

                      NUVEEN OPEN-END AND CLOSED-END FUNDS
                   DEFERRED COMPENSATION PLAN FOR INDEPENDENT
                             DIRECTORS AND TRUSTEES

                          UNFORESEEABLE EMERGENCY FORM

Under the Deferred Compensation Plan for Independent Directors and Trustees (the "Plan"), I may request at any time a Hardship and Unforeseeable Emergency withdrawal (an "Emergency Withdrawal") of part or all of the amount then credited to my Deferral Account. The amount of the Emergency Withdrawal shall be limited to the amount necessary to meet the Emergency.

     I request a hardship withdrawal of $_________________ for the following reason:

     [ ]  My own or a dependent's sudden and unexpected illness.

     [ ]  The loss of my property due to a casualty.

     [ ]  Other (please explain):

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

In addition, I certify that the Emergency may not be relieved through (a) reimbursement or compensation by insurance or otherwise; (b) liquidation of my assets to the extent that liquidation itself would not cause an Emergency, or
(c) ceasing to defer receipt of any compensation that I have not yet earned. In addition, I realize that the Administrator may require additional information from me before deciding whether to grant this request for an Emergency withdrawal.


                                        ----------------------------------------
                                        PARTICIPANT

                                        ----------------------------------------
                                        Date


[Administrator]: ___________   Approved: _____   Denied: _____


-------------------------------------   ----------------------------------------
[Administrator]                         Date

                                   PLAN B-2005

                                    EXHIBIT C

                      NUVEEN OPEN-END AND CLOSED-END FUNDS
                   DEFERRED COMPENSATION PLAN FOR INDEPENDENT
                             DIRECTORS AND TRUSTEES

                              DEFERRAL CHANGE FORM

I.   CHANGE OF DEFERRAL PERIOD

Under the Plan, you may change the date to which Deferrals (plus applicable investment return) are to be deferred. Your election shall specify that distribution be deferred to (a) a specific date (which must be at least three years after the date of this election), (b) the beginning of the month, quarter or year following your Separation from Service, or (c) the earlier of a specific date or the beginning of the month, quarter or year following your Separation from Service. In any event, changes must be made at least 12 months before the date of your first scheduled distribution payment. Please note that 1.) the deferral period may not be shortened e.g. you may not change the deferral date from 01/01/2012 to 01/01/2011, and 2.) any change to the current deferral period will add five years to the deferral period.

Current deferral period: _________

Compensation deferred under the Plan is currently to be deferred until: XXXXXX.

Changes to current deferral period: _________

I hereby make the following changes regarding my Deferrals under the Plan (choose one):

[ ]  The compensation I elect to defer under the Plan is to be deferred until
     _________________________. (MM/DD/YYYY)


[ ] The compensation I elect to defer under the Plan is to be deferred until (choose one)

     [ ]  the first day of the month,

     [ ]  first day of the calendar year, or

     [ ]  fifth anniversary

     following my Separation from Service.

[ ] The compensation I elect to defer under the Plan is to be deferred until the earlier of

     (i)  _________________________. (MM/DD/YYYY), or

     (ii.) the beginning of the first

          [ ]  month,

          [ ]  quarter, or

          [ ]  year

          following my Separation from Service.

                                   PLAN B-2005

II.  FORM OF DISTRIBUTION

You may change the form of distribution, which may be either (a) a lump sum or
(b) equal annual installments over five years (may be paid to you quarterly). Please note that 1.) distributions may not be accelerated e.g. changed from annual installments to a lump sum payment, and 2.) any change to the current form of distribution will add five years to the deferral period.

Current form of distribution for this Plan: _________

Distributions from this Plan are to be made in the form of: XXXXX.

Changes to current form of distribution: _________

My distributions from the Plan are to be in the form of (choose one):

     [ ]  a lump sum; or

     [ ]  annual installments over five (5) years; or

     [ ]  quarterly installments over five (5) years.

I understand that the amounts held in the Deferral Account shall remain the general assets of the Fund in which those amounts are held and that, with respect to the payment of such amounts, I am merely a general unsecured creditor of that Fund. I may not sell, encumber, pledge, assign or otherwise alienate the amounts held under the Deferral Account.

I hereby agree that the terms of the Plan are incorporated herein and are made a part hereof.


                                        ----------------------------------------
                                        PARTICIPANT

                                        ----------------------------------------
                                        Date

Accepted by Administrator:


-------------------------------------   ----------------------------------------
Administrator                           Date

                                   PLAN B-2005

                                    EXHIBIT D

                      NUVEEN OPEN-END AND CLOSED-END FUNDS
                   DEFERRED COMPENSATION PLAN FOR INDEPENDENT
                             DIRECTORS AND TRUSTEES

                             RETURN DESIGNATION FORM

Under the Deferred Compensation Plan for Independent Directors and Trustees (the "Plan"), I hereby elect that the return on my Deferral Account under the Plan be computed as if the Deferral Account was invested in the following Eligible Fund(s):

REALLOCATE MONEY AMONG EXISTING FUNDS

                                                 Redistribute EXISTING balances:

                                Current     Current %     New % of
Name of Eligible Fund          Balance*   of Portfolio   Portfolio
---------------------          --------   ------------   ---------
Balanced Stock and Bond Fund     $0.00          0%          ___%
ICAP Large-Cap Value Fund        $0.00          0%          ___%
NWQ Global Value Fund            $0.00          0%          ___%
NWQ International Value Fund     $0.00          0%          ___%
NWQ Multi-Cap Value Fund         $0.00          0%          ___%
NWQ Small-Cap Fund               $0.00          0%          ___%
NWQ Value Opportunities Fund     $0.00          0%          ___%
Rittenhouse Growth Fund          $0.00          0%          ___%
                                 -----        ---           ---
Total                            $0.00          0%          ___%
                                 =====        ===           ===

*    Balance as of [XXXXXX].

I realize that the designation included on this Form shall be effective until I have filed another valid Return Designation Form with the Administrator. If (a) I make no written designation, (b) the written designation is unclear or (c) less than 100% of my Deferral Account is covered by this election, then my Deferral Account shall not be changed until I provide the Administrator with appropriate instructions.

This form must be delivered to the Administrator by: 12/15/2005.


                                        ----------------------------------------
                                        PARTICIPANT

                                        ----------------------------------------
                                        Date

Accepted by Administrator:


-------------------------------------   ----------------------------------------
Administrator                           Date

                                   PLAN B-2005

                                    EXHIBIT E

                      NUVEEN OPEN-END AND CLOSED-END FUNDS
                   DEFERRED COMPENSATION PLAN FOR INDEPENDENT
                             DIRECTORS AND TRUSTEES

                          BENEFICIARY DESIGNATION FORM

Under the Deferred Compensation Plan for Independent Directors and Trustees (the "Plan"), I hereby make the following beneficiary designations:

I.   PRIMARY BENEFICIARY

I hereby select the following as my primary Beneficiary(-ies) to receive at my death, in accordance with the Plan, the amounts held in my Deferral Account under the Plan. In the event I am survived by more than one primary Beneficiary, such primary Beneficiaries shall share equally in the distribution of my Deferral Account unless I indicate otherwise on an attachment to this form:

[ ]  My estate.

[ ]  The trustee or trustees of
     __________________________________________________
     (provide name and date of trust)

[ ]  The following individuals:

     a. ________________________________________________________________________
        Name                                                      (Relationship)

        ________________________________________________________________________
        Address

        ____________________________________________________________/___________
        City                State             Zip                    SSN

     b. ________________________________________________________________________
        Name                                                      (Relationship)

        ________________________________________________________________________
        Address

        ____________________________________________________________/___________
        City                State             Zip                    SSN

Please include an attachment to this form if you wish to select additional primary Beneficiaries.

                                   PLAN B-2005

II.  SECONDARY BENEFICIARY

In the event I am not survived by any primary Beneficiary, I hereby appoint the following as secondary Beneficiary(-ies) to receive at my death, in accordance with the Plan, the amounts held in my deferral account under the Plan. In the event I am survived by more than one secondary Beneficiary, such secondary Beneficiaries shall share equally in the distribution of my Deferral Account unless I indicate otherwise on an attachment to this form:

[ ]  My estate.

[ ]  The trustee or trustees of
     __________________________________________________
     (provide name and date of trust)

[ ]  The following individuals:

     a. ________________________________________________________________________
        Name                                                      (Relationship)

        ________________________________________________________________________
        Address

        ____________________________________________________________/___________
        City                State             Zip                    SSN

     b. ________________________________________________________________________
        Name                                                      (Relationship)

        ________________________________________________________________________
        Address

        ____________________________________________________________/___________
        City                State             Zip                    SSN

Please include an attachment to this form if you wish to select additional primary Beneficiaries.

I understand that if I am not survived by any primary or secondary Beneficiary, my Beneficiary shall be as set forth under the Plan.


                                        ----------------------------------------
                                        PARTICIPANT

                                        ----------------------------------------
                                        Date

Accepted by Administrator:


-------------------------------------   ----------------------------------------
Administrator                           Date

                                   PLAN B-2005

                                    EXHIBIT F

                      NUVEEN OPEN-END AND CLOSED-END FUNDS
                   DEFERRED COMPENSATION PLAN FOR INDEPENDENT
                             DIRECTORS AND TRUSTEES

                          UNFORESEEABLE EMERGENCY FORM

Under the Deferred Compensation Plan for Independent Directors and Trustees (the "Plan"), I may request at any time an Unforeseeable Emergency withdrawal (an "Emergency Withdrawal") of part or all of the amount then credited to my Deferral Account. The amount of the Emergency Withdrawal shall be limited to the amount necessary to meet the Emergency.

     I request an unforeseeable emergency withdrawal of $__________________ for the following reason:

     [ ]  My own or a dependent's sudden and unexpected illness.

     [ ]  The loss of my property due to a casualty.

     [ ]  Other (please explain):

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

In addition, I certify that the Emergency may not be relieved through (a) reimbursement or compensation by insurance or otherwise; (b) liquidation of my assets to the extent that liquidation itself would not cause an Emergency, or
(c) ceasing to defer receipt of any compensation that I have not yet earned. In addition, I realize that the Administrator may require additional information from me before deciding whether to grant this request for an Emergency withdrawal.


                                        ----------------------------------------
                                        PARTICIPANT

                                        ----------------------------------------
                                        Date


[Administrator]: ___________   Approved: _____   Denied: _____


-------------------------------------   ----------------------------------------
[Administrator]                         Date

           NUVEEN OPEN-END AND CLOSED-END FUNDS DEFERRED COMPENSATION
                  PLAN FOR INDEPENDENT DIRECTORS AND TRUSTEES

                              PARTICIPATING FUNDS

PARTICIPATING FUND 1 : funds from which director compensation can be deferred 2:
AUM > or = $270m 3 : list must be updated each quarter, with new funds that have surpassed the $270m threshold.

CURRENT LIST OF PARTICIPATING FUNDS

Nuveen All-American Municipal Bond Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund
Nuveen California Dividend Advantage Municipal Fund
Nuveen California Dividend Advantage Municipal Fund 2
Nuveen California Dividend Advantage Municipal Fund 3
Nuveen California Insured Municipal Bond Fund
Nuveen California Investment Quality Municipal Fund, Inc.
Nuveen California Municipal Bond Fund
Nuveen California Municipal Value Fund
Nuveen California Performance Plus Municipal Fund, Inc.
Nuveen California Quality Income Municipal Fund, Inc.
Nuveen California Select Quality Municipal Fund, Inc.
Nuveen Connecticut Municipal Bond Fund
Nuveen Diversified Dividend and Income Fund
Nuveen Dividend Advantage Municipal Fund
Nuveen Dividend Advantage Municipal Fund 2
Nuveen Dividend Advantage Municipal Fund 3
Nuveen Equity Premium Advantage Fund
Nuveen Equity Premium and Growth Fund
Nuveen Equity Premium Income Fund
Nuveen Equity Premium Opportunity Fund
Nuveen Floating Rate Income Fund
Nuveen Floating Rate Income Opportunity Fund
Nuveen Florida Investment Quality Municipal Fund
Nuveen Florida Municipal Bond Fund
Nuveen Florida Quality Income Municipal Fund
Nuveen High Yield Municipal Bond Fund
Nuveen Insured California Dividend Advantage Fund
Nuveen Insured California Premium Income Fund 2, Inc.
Nuveen Insured California Select Tax-Free Income Portfolio
Nuveen Insured Dividend Advantage Fund
Nuveen Insured Florida Premium Income Municipal Fund
Nuveen Insured Municipal Bond Fund
Nuveen Insured Municipal Opportunity Fund, Inc.
Nuveen Insured New York Select Tax-Free Income Portfolio
Nuveen Insured Premium Income Municipal Fund 2
Nuveen Insured Quality Municipal Fund, Inc.
Nuveen Insured Tax-Free Advantage Municipal Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Investment Quality Municipal Fund, Inc.
Nuveen Kentucky Municipal Bond Fund
Nuveen Large-Cap Value Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Michigan Quality Income Municipal Bond Fund, Inc.
Nuveen Missouri Municipal Bond Fund
Nuveen Municipal Advantage Fund, Inc.
Nuveen Municipal High Income Opportunity Fund
Nuveen Municipal Market Opportunity Fund, Inc.
Nuveen Municipal Value Fund, Inc.
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Nuveen New York Insured Municipal Bond Fund
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen New York Municipal Bond Fund
Nuveen New York Performance Plus Municipal Fund, Inc.
Nuveen New York Quality Income Municipal Fund, Inc.
Nuveen New York Select Quality Municipal Fund, Inc.
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ International Value Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Pennsylvania Premium Income Fund 2
Nuveen Performance Plus Municipal Fund, Inc.
Nuveen Preferred and Convertible Income Fund
Nuveen Preferred and Convertible Income Fund 2
Nuveen Premier Insured Municipal Income Fund, Inc.
Nuveen Premier Municipal Income Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Quality Income Municipal Fund, Inc.
Nuveen Quality Preferred Income
Nuveen Quality Preferred Income 2
Nuveen Quality Preferred Income 3
Nuveen Real Estate Income Fund
Nuveen Rittenhouse Growth Fund
Nuveen Select Quality Municipal Fund, Inc.
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen Senior Income Fund
Nuveen Tax-Advantaged Floating Rate Fund
Nuveen Tax-Advantaged Total Return Strategy Fund
Nuveen Tennessee Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund

                                 ELIGIBLE FUNDS

ELIGIBLE FUND 1 : funds in which deferred compensation can be invested 2 : equity and taxable income open-end funds 3 : municipal funds are not included as they are tax-exempt and would therefore not be appropriate in a tax-advantaged deferred compensation plan 4 : deferred compensation is not actually invested in these funds; investments track the performance of these funds

CURRENT LIST OF ELIGIBLE FUNDS

Nuveen Balanced Stock and Bond Fund
Nuveen Large-Cap Value Fund
Nuveen NWQ Global Value Fund
Nuveen NWQ International Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Value Opportunities Fund
Nuveen Rittenhouse Growth Fund

List of Changes

2/8/2006

     Added Nuveen Equity Premium and Growth Fund (JPG) and Nuveen NWQ International Value Fund (NIGF) to the Participating List.

11/11/2005

     Added NWQ Global Value Fund (NGVF), NWQ Value Opportunities Fund (NVOF), and the NWQ Small-Cap Value Fund (NSCV) to the Eligible List.

9/27/2005

     Added Nuveen Equity Premium Opportunity Fund (JSN), Nuveen Equity Premium Ad vantage Fund (JLA), Nuveen NWQ Multi-Cap Value Fund (NMCVF), Nuveen Tax-Advantaged Floating Rate Fund (JFP), and Nuveen Virginia Municipal Bond Fund (NFVA) to the Participating List